Exhibit 10.5

SEVENTEENTH AMENDMENT TO SECOND AMENDED
AND RESTATED LEASE AGREEMENT

THIS SEVENTEENTH AMENDMENT TO SECOND AMENDED AND RESTATED LEASE AGREEMENT is made and entered into as of March 31, 2008 by and among (i) each of the parties identified on the signature page hereof as a landlord, as landlord (collectively, “Landlord”), and (ii) FIVE STAR QUALITY CARE TRUST, a Maryland business trust, as tenant (“Tenant”).

W I T N E S S E T H:

WHEREAS, pursuant to the terms of that certain Second Amended and Restated Lease Agreement, dated as of November 19, 2004, as amended by that certain First Amendment of Lease, dated as of May 17, 2005, that certain Second Amendment to Second Amended and Restated Lease Agreement, dated as of June 3, 2005, that certain Third Amendment to Second Amended and Restated Lease Agreement, dated as of October 31, 2005, that certain other Third Amendment to Second Amended and Restated Lease Agreement, dated as of December 30, 2005, that certain Letter Agreement, dated as of March 13, 2006, that certain Fifth Amendment to Second Amended and Restated Lease Agreement, dated as of September 1, 2006, that certain Sixth Amendment to Second Amended and Restated Lease Agreement, dated as of October 1, 2006, that certain Seventh Amendment to Second Amended and Restated Lease Agreement, dated as of October 1, 2006, that certain Eighth Amendment to Second Amended and Restated Lease, dated as of November 1, 2006, that certain Ninth Amendment to Second Amended and Restated Lease, dated as of November 1, 2006, that certain Tenth Amendment to Second Amended and Restated Lease Agreement, dated as of November 6, 2006 (effective as of November 5, 2006), that certain Eleventh Amendment to Second Amended and Restated Lease Agreement, dated as of December 22, 2006, that certain Twelfth Amendment to Second Amended and Restated Lease Agreement, dated as of January 1, 2007, that certain Thirteenth Amendment to Second Amended and Restated Lease Agreement, dated as of January 4, 2008, that certain Fourteenth Amendment to Second Amended and Restated Lease Agreement, dated as of February 7, 2008, that certain Fifteenth Amendment to Second Amended and Restated Lease Agreement, dated as of February 17, 2008 and that certain Sixteenth Amendment to Second Amended and Restated Lease Agreement, dated as of March 1, 2008 (as so amended, the “Consolidated Lease”), Landlord leases to Tenant, and Tenant leases from Landlord, the

Leased Property (this and other capitalized terms used but not otherwise defined herein having the meanings given such terms in the Consolidated Lease), all as more particularly described in the Consolidated Lease; and

WHEREAS, on or about the date hereof, SNH Somerford Properties Trust has acquired certain real property and related improvements with respect to eleven (11) senior living properties located in California, Delaware and Maryland, as more particularly described on Exhibits A-108 through A-118 attached hereto, (collectively, the “Somerford Properties”), which Somerford Properties contain thirteen (13) Facilities; and

WHEREAS, SNH Somerford Properties Trust, the other entities comprising Landlord and Tenant wish to amend the Consolidated Lease to include the Somerford Properties;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.             Joinder by SNH Somerford Properties Trust.  Effective as of the date hereof, SNH Somerford Properties Trust, a Maryland real estate investment trust, hereby joins in the Consolidated Lease as if it had originally executed and delivered the Consolidated Lease as a “Landlord” thereunder.

2.             Definition of Base Year.  The definition of the term “Base Year” set forth in Section 1.9 of the Consolidated Lease is hereby deleted in its entirety and replaced with the following:

“Base Year” shall mean (i) with respect to the Existing Properties, the 2005 calendar year, (ii) with respect to the Additional Properties, the 2006 calendar year, (iii) with respect to the Hermitage/Marsh View/Somerset/Walking Horse and the Holiday Properties, other than the Buena Vida Property, the 2007 calendar year, (iv) with respect to the Buena Vida Property, the 2008 calendar year, and (v) with respect to the Heritage Properties, the Meadowmere Properties, the Centennial Property, the Wellstead Property and the Somerford Properties, the 2009 calendar year.

3.             Definition of Disbursement Rate.  The definition of the term “Disbursement Rate” set forth in Section 1.23 of the Consolidated Lease is hereby deleted in its entirety and replaced with the following:

“Disbursement Rate”  shall mean (a) with respect to all of the Properties other than the Hermitage/Marsh View/Somerset/Walking Horse Properties, the Holiday Properties, the Meadowmere Properties, the Heritage Properties, the Centennial Property, the Wellstead Property and the Somerford Properties, an annual rate of interest, as of the date of determination, equal to the greater of (i) the Interest Rate, and (ii) the per annum rate for ten (10) year U.S. Treasury Obligations as published in The Wall Street Journal plus four hundred (400) basis points, (b) with respect to the Hermitage/Marsh View/Somerset/Walking Horse Properties, the Holiday Properties, the Meadowmere Properties, the Heritage Properties, the Centennial Property and the Wellstead Property, an annual rate of interest, as of the date of determination, equal to the greater of (i) the Interest Rate, and (ii) the per annum rate for ten (10) year U.S. Treasury Obligations as published in The Wall Street Journal plus three hundred twenty-five (325) basis points, and (c) with respect to the Somerford Properties, an annual rate of interest, as of the date of determination, equal to the greater of (i) the Interest Rate, and (ii) the per annum rate for ten (10) year U.S. Treasury Obligations as published in The Wall Street Journal plus three hundred (300) basis points; provided, however, that in no event shall the Disbursement Rate exceed eleven and one-half percent (11.5%).

4.             Definition of Interest Rate.  The definition of the term “Interest Rate” set forth in Section 1.54 of the Consolidated Lease is hereby deleted in its entirety and replaced with the following:

“Interest Rate” shall mean, (i) with respect to the Existing Properties, ten percent (10%) per annum, (ii) with respect to the Additional Properties, nine percent (9%) per annum, (iii) with respect to the Hermitage/Marsh View/Somerset/Walking Horse Properties and the Holiday Properties, eight and one quarter percent (8.25%) per annum, and (iv) with respect to the Meadowmere Properties, the Heritage Properties, the Centennial Property, the Wellstead Property and the Somerford Properties, eight percent (8%) per annum.

5.             Definition of Minimum Rent.  Effective as of the date hereof, the definition for the term “Minimum Rent” set forth in

Section 1.69 of the Consolidated Lease is hereby deleted in its entirety and replaced with the following:

“Minimum Rent”  shall mean the sum of $64,413,228.00 per annum.

6.             Definition of Somerford Properties.  The following new definition for the term “Somerford Properties” is hereby added to the Consolidated Lease as a new section 1.108:

“Somerford Properties” shall mean the Properties located on the Land described on Exhibits A-108 through A-118 attached hereto.

7.             Leased Property.  Section 2.1 of the Consolidated Lease is hereby amended by deleting subsection (a) in its entirety and replacing it with the following:

(a)           those certain tracts, pieces and parcels of land as more particularly described in Exhibits A-1 through A-118 attached hereto and made a part hereof (the “Land”).

8.             Exhibit A.  Exhibit A to the Consolidated Lease is hereby amended by adding Exhibits A-108 through A-118 attached hereto following Exhibit A-107 to the Consolidated Lease.

9.             Ratification.  As amended hereby, the Consolidated Lease is hereby ratified and confirmed.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Landlord and Tenant have caused this Seventeenth Amendment to Second Amended and Restated Lease Agreement to be duly executed, as a sealed instrument, as of the date first set forth above.

LANDLORD:

ELLICOTT CITY LAND I LLC, ELLICOTT CITY LAND II LLC, HRES2 PROPERTIES TRUST, SNH CHS PROPERTIES TRUST, SPTIHS PROPERTIES TRUST, SPT-MICHIGAN TRUST, SPTMNR PROPERTIES TRUST, SNH/LTA PROPERTIES TRUST, SNH/LTA PROPERTIES GA LLC and SNH SOMERFORD PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President, Chief Operating Officer and Secretary of each of the foregoing entities

TENANT:

FIVE STAR QUALITY CARE TRUST

By:	/s/ Bruce J. Mackey, Jr.
Bruce J. Mackey, Jr.
Treasurer, Chief Financial
Officer and Assistant
Secretary